UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON D.C.  20549
                                   ---------------

                                       Form 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                  Date of Report (Date of earliest event reported):
                                  September 22, 1995


                            Commission file number 0-10095
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                              AUTOCLAVE ENGINEERS, INC.
                (Exact name of registrant as specified in its charter)
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          Pennsylvania                                           25-0941759
          (State or other jurisdiction of                  (I.R.S. Employer
          incorporation or organization)             Identification Number)
                                   ---------------

          22600 Savi Ranch Parkway                                    92687
          Yorba Linda, CA                                        (Zip Code)
          (Address of principal
          executive offices)

          Registrant's telephone number,
          including area code:                               (714) 921 2640
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          Item 2.   Acquisition or Disposition of Assets.

               In May 1995, the Board of Directors of Autoclave Engineers, Inc. (the Registrant) developed a plan for the disposition of the assets of the Autoclave Engineers Group (AEG), also referred to as the Autoclave Products business segment of the Registrant. Based upon this plan, AEG was treated as a discontinued operation at May 31, 1995 in the Registrant's Annual Report on Form 10-K to the Securities and Exchange Commission.

               On August 14, 1995, the Registrant entered into a definitive Asset Purchase Agreement (the Agreement) with Snap-tite, Inc., a privately-owned company headquartered in Erie, Pennsylvania. Pursuant to the Agreement, on September 22, 1995, Snap-tite, Inc. purchased all of the assets used in the business of AEG, excluding cash, and assumed certain of its liabilities.

               Consideration received from the sale was $13,500,000 in cash at Closing, $2,000,000 cash placed in escrow pending transfer of Registrant's ownership of shares in its joint venture, and a $750,000 subordinated note, payable on August 30, 2000, with interest payable quarterly at 10% per annum on the unpaid balance. Under the terms of the Agreement, on the Closing date, the book value of the assets of AEG to be sold net of the liabilities to be assumed were to be at least $11,620,796; and, the net operating assets of AEG, defined as accounts receivable - trade and inventories less accounts payable and accrued compensation and benefits, were to be at least $5,200,000. At May 31, 1995, the book values of these items were $11,640,253 and $5,365,765, respectively.

          Item 5.   Other Events

               As previously reported in the Registrant's Annual Report on Form 10-K for its fiscal year ended May 31, 1995, the Registrant had entered into a Share Repurchase Agreement (the Agreement) with its largest shareholder, the J & L Levinson Partnership (the Partnership). Under the Agreement, the terms of which were contingent upon the closing of the sale of the assets of the Autoclave Engineers Group, the Registrant repurchased 220,000 shares of the common stock of the Registrant from the Partnership at a price of $11.75 per share on September 22, 1995. The Partnership, and its general partners, have agreed not to sell, assign , pledge, transfer, or otherwise dispose of additional shares of common stock of the Registrant for a period of 18 months following the closing of this repurchase of shares.
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          Item 7.   Financial Statements, Pro Forma Financial Information
                    and Exhibits

                    (b) The following financial statements and related items are incorporated herein by reference from the Registrant's Annual Report on Form 10-K for the fiscal year ended May 31, 1995:

                    --   Report of Independent Accountants
                    --   Consolidated Statement of Income for fiscal years
                          1995, 1994 and 1993
                    --   Consolidated Balance Sheet as of May 31, 1995 and
                          May 31, 1994
                    --   Consolidated Statement of Cash Flow for fiscal
                          years 1995, 1994 and 1993
                    --   Consolidated Statement of Shareholders' Equity for
                          fiscal years 1995, 1994 and 1993
                    --   Notes to Consolidated Financial Statements


                    (c)  Exhibits

                         2.1 Asset Purchase Agreement dated as of August 14, 1995 between Snap-tite, Inc. and Autoclave Engineers, Inc.. (Filed as Exhibit 10(p) to the Registrant's Annual Report on Form 10-K for the fiscal year ended May 31, 1995 and incorporated herein by reference.) Pursuant to Item 601(b)(2) of Regulation S-K, the Disclosure Schedules and Exhibits referred to in the Agreement were omitted. The Registrant agrees to furnish supplementally a copy of any such Disclosure Schedule or Exhibit to the Commission upon request.

                         5.1 Share Repurchase Agreement dated as of June 22, 1995 by and among James C. Levinson, Marilyn Gasche Levinson, the J and L Levinson Partnership and the Registrant. (Filed as
                              Exhibit 10(q) to the Registrant's Annual
                              Report on Form 10-K for the fiscal year ended May 31, 1995 and incorporated herein by reference.)
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                                      Signatures


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AUTOCLAVE ENGINEERS, INC.

                                             /S/Michael J. Doyle
          Date:  October 6, 1995        By:  ------------------------------
                                             Michael J. Doyle, President
                                             and Chief Executive Officer

                                             /S/Gary N. Patten
          Date:  October 6, 1995        By:  ------------------------------
                                             Gary N. Patten, Vice President
                                             and Chief Financial Officer




























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